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                                  Exhibit 10.1

                           DATA CONVERSION LABORATORY

                             2001 STOCK OPTION PLAN

                        Effective as of January   , 2001





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                                   SECTION 1
                                    PURPOSES

         The purpose of the Plan is to provide incentives to selected individuals who render services to the Corporation, by granting them options to purchase shares of Common Stock.

                                   SECTION 2
                                  DEFINITIONS

         For purposes of the Plan, the following terms shall be defined as follows unless the context clearly indicates otherwise:

         A. An "Affiliate" of the Corporation shall mean any corporation, partnership, or other business association that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Corporation.

         B. "Approved Transaction" shall mean: (a) any merger, consolidation or binding share exchange pursuant to which shares of Common Stock are changed or converted into or exchanged for cash, securities or other property, other than any such transaction in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction the same proportionate ownership of the common stock of, and the same voting power with respect to, the surviving corporation; (b) any merger, consolidation or binding share exchange in which the persons who hold Common Stock immediately prior to the transaction have immediately following the transaction less than a majority of the combined voting power of the outstanding capital stock of the Corporation ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of directors; (c) any liquidation or dissolution of the Corporation; and (d) any sale, lease, exchange or other transfer not in the ordinary course of business (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Corporation.

         C. "Board of Directors" shall mean the Board of Directors of the Corporation.

         D. "Cause" shall mean (i) an Optionee's willful and repeated failure to substantially perform his or her duties to the Corporation as an Employee or Consultant, as applicable, after prior written notice to the Optionee of such conduct, (ii) an Optionee's gross negligence with respect to the performance of his or her duties as an Employee or Consultant, as applicable, after prior written notice to the Optionee of such conduct, (iii) an Optionee's theft or misappropriation of funds, properties or assets of the Corporation, (iv) an Optionee's conviction or confession of, or plea of guilty or nolo contendere to, a crime constituting a felony under the laws of the United States or any state therefor or which involves the money or property of the Corporation, (v) where an Optionee knowingly causes the Corporation to commit a violation of local, state or federal laws, (vi) an Optionee's willful refusal to comply with the policy, directives or decisions of the Corporation, provided that, if an Optionee has entered into an employment or consulting agreement with the Corporation or an Affiliate, the definition of"cause" set forth in such agreement, if any, shall be substituted for the above.


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         E. A "Change in Control" shall occur in the event that, in any transaction or series of related transactions, any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Corporation, any employee benefit plan sponsored by the Corporation or any Affiliate) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than fifty percent (50%) of the combined voting power of the Corporation's then outstanding securities.

         F. "Common Stock" shall mean the Corporation's common stock, $.01 par value per share.

         G. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         H. "Committee" shall mean the Board of Directors or a committee appointed by the Board of Directors for purposes of administration, operation and application of the Plan.

         I. "Consultant" shall mean any person, including an advisor, who is engaged by the Corporation or any of its Affiliates to render services to the Corporation and is compensated for such services, and any Director whether compensated for such services or not.

         J. "Corporation" shall mean M.J. Gross & Company, Inc., a New York corporation doing business as Data Conversion Laboratory.

         K. "Director" shall mean a member of the Board of Directors.

         L. "Disability" shall mean the Optionee's inability to engage in any substantial gainful activity by reason of medically determinable physical or mental impairment which constitutes a permanent and total disability, as defined in Section 22(e)(3) of the Code (or any successor section thereto).

         M. "Disqualified Shareholder" shall mean any individual or entity whose status or characteristics are such that his, her or its ownership of shares of Common Stock would result in the termination of the Company's status as a Subchapter S Corporation, as such term is defined in the Code.


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         N. "Effective Date" shall mean the date on which the Plan is approved by the Board of Directors, subject to the approval of the shareholders of the Corporation.

         O. "Employee" shall mean any employee of the Corporation or an Affiliate.

         P. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         Q. "Executive Officer" shall mean any Employee who is an "officer" within the meaning of Rule 16a-l(f) of the Exchange Act.

         R. "Fair Market Value" shall mean with respect to the Common Stock (i) in the event the Common Stock is not publicly traded, the fair market value of the Common Stock, as determined by the Committee in good faith and (ii) in the event the Common Stock is publicly traded and: (a) is listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the Grant Date, as reported in The Wall Street Journal or such other source as the Committee deems reliable or (b) is regularly quoted by a recognized securities dealer but selling prices are not reported, Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the Grant Date.

         S. "Grant Date" shall mean the date an Option is granted to an Optionee by the Committee pursuant to the Plan.

         T. "Incentive Stock Option" shall mean a stock option intended to satisfy the requirements of Section 422 of the Code.

         U. "Initial Public Offering" shall mean the issue and sale of shares of Common Stock pursuant to the first firm commitment underwritten public offering of shares of the Common Stock pursuant to a registration statement on Form S-1 (or any successor form) filed with the Securities and Exchange Commission.

         V. "Nonqualified Stock Option" shall mean an Option that is not an Incentive Stock Option.


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         W. "Option" shall mean an Option granted pursuant to the Plan.

         X. "Optionee" shall mean an Employee or Consultant who is granted an Option under the terms of this Plan.

         Y. "Option Agreement" shall mean an Option Agreement to be entered into between the Corporation and an Optionee, which shall set forth the terms and conditions of the Option granted to such Optionee.

         Z. "Parent" means a parent corporation, whether now or hereafter existing, as defined in Section 424(e) of the Code.

         AA. "Plan" shall mean this Data Conversion Laboratory 2001 Stock Option Plan, as hereinafter amended from time to time.

         BB. "Repurchase Period" shall have the meaning set forth in Section
8(A).

         CC. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations thereunder.

         DD. "Subsidiary" means a subsidiary corporation, whether now or hereafter existing, as defined in Section 424(f) of the Code.

         EE. "10% Holder" shall mean an Employee who, at the time an Incentive Stock Option is granted to him, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or its Subsidiary (or, if applicable, its Parent).

                                   SECTION 3
                                SHARES AVAILABLE

         Subject to adjustment as provided for in Section 7 of the Plan, the maximum aggregate number of shares of Common Stock for which Options may be granted under the Plan shall not exceed 250,000 shares of Common Stock. The shares may be authorized, but unissued, or reacquired Common Stock. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased shares of Common Stock that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Any shares of Common Stock which are retained by the Corporation upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan. Shares repurchased by the Corporation in accordance with Section 8 of the Plan shall not be available for future grant under the Plan.

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         SECTION 4 PARTICIPATION

         A. Recipients of Grants. Any Employee or Consultant selected by the Committee shall become participants in the Plan, provided that a Consultant may not be granted Incentive Stock Options.

         B. Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonqualified Stock Option.

                                   SECTION 5
                             AUTHORITY OF COMMITTEE

         The Plan shall be administered by, or under the direction of, the Committee. Subject to the provisions of the Plan, the Committee shall have the authority to make all determinations specified in or permitted by the Plan or deemed necessary or desirable for its administration or for the conduct of the Committee's business, including the establishment from time to time of such regulations, provisions, procedures and conditions of awards which, in its opinion, may be advisable in the administration of the Plan. All actions, interpretations and determinations of the Committee may be made in its sole discretion and shall be final, conclusive and binding on all interested parties. The authority of the Committee shall include, without limitation, the right to select which Employees and Consultants shall be granted Options and the type and number of such Options; the exercise price for such Options; the period of time over which they will become exercisable and whether they will become exercisable over such time period or only if certain performance criteria are achieved; the manner in which an Option may be exercised; and the term of any Option. All such decisions shall be reflected in the Optionee's Option Agreement.

         A. Procedures for Exercise of Option. The Committee shall have the authority to establish procedures for an Optionee (i) to exercise an Option by payment of cash or any other property acceptable to the Committee, (ii) to have withheld from the total number of shares of Common Stock to be acquired upon the exercise of an Option that number of shares having a Fair Market Value, which, together with such cash as shall be paid in respect of fractional shares, shall equal the option exercise price of the total number of shares of Common Stock to be acquired, (iii) to exercise all or a portion of an Option by delivering that number of shares of Common Stock already owned by such Optionee having a Fair Market Value which shall equal the Option exercise price in the aggregate for the portion exercised and, in cases where an Option is not exercised in its entirety, to permit the Optionee to deliver the shares of Common Stock thus acquired by him in payment of shares of Common Stock to be received pursuant to the exercise of additional portions of such Option, the effect of which shall be that an Optionee can in sequence utilize such newly acquired shares of Common Stock in payment of the exercise price of the entire Option, together with such cash as shall be paid in respect of fractional shares, and (iv) to engage in any other form of "cashless" exercise; and

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         B. Delegation. The Committee may delegate to an Executive Officer the authority to determine from time to time: (a) the Optionees to whom Options are to be granted; (b) the number of shares of Common Stock for which the Options are exercisable and the exercise price of such shares; (c) the designation of Options as either Incentive Stock Options or Nonqualified Stock Options; and (d) all of the other terms and conditions (which need not be identical) of the Options, provided, that (i) the authority delegated to the Executive Officer under this Section 5(B) shall not exceed that of the Committee, (ii) the Executive Officer may not be delegated authority to grant any Option to any person who is an Executive Officer or a Director at the time of the grant, (iii) the exercise price of each share of Common Stock under an Option granted under this Section 5(B) shall not be less than the Fair Market Value of such share on the Grant Date and (iv) the Executive Officer shall promptly provide a report to the Committee of each person to whom an Option has been granted under this
Section 5(B) and the material terms and conditions of the Option.

         SECTION 6 STOCK OPTIONS

         A. General Provisions.

         (a) Subject to the terms and conditions of this Section 6 and of
Section 7, the exercise price of the shares of Common Stock covered by each Option shall be no less than the Fair Market Value of such shares on the date of the grant, provided, that the exercise price of an Incentive Stock Option shall be at least 110% of the Fair Market Value as of the Grant Date if the Incentive Stock Option is being granted to a 10% Holder. Subject to the limitations set forth in the preceding sentence, the Committee shall have the discretion to grant Options with an exercise price that is less than or greater than their then Fair Market Value, which discount or premium shall be stated in the Option Agreement. The Committee shall have the right to grant options that are subject to performance criteria selected by the Committee (which need not be uniform). Any such performance options shall be subject to the terms and conditions hereof.

         (b) Subject to Section 7, no Optionee may be granted Options during any calendar year with respect to more than ____ shares of Common Stock.


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         B. Term of Options. Unless otherwise provided by the Committee, each
Option granted under the Plan by its terms shall expire ten (10) years from the date of its grant.

         C. Exercise of Option After Termination of Employment. (i) In the event of an Optionee's termination of employment or status as a Consultant for any reason other than death, Disability or Cause, such Optionee may, but only within ninety (90) days after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optione, e was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (ii) If the Optionee incurs a Disability, he or she may exercise any Options that were exercisable as of the date of such Disability for a period of six (6) months from such date; (or the expiration date of the term of such Option, if earlier). Any portion of the Option that was not exercisable on the date of Disability and any Option not exercised within the time specified herein shall terminate.

         (iii) If the Optionee dies while an Employee or Consultant, the Optionee's beneficiary or personal representative may exercise any portion of the Option that was exercisable on the date of death no later than six (6) months following such date.

         (iv) If an Optionee's service with the Corporation is terminated for Cause,, all outstanding unexercised Options granted pursuant to the Plan shall be deemed forfeited or canceled, as the case may be, as of the day preceding his termination.

         D. Termination as to Disqualified Shareholders. An Optionee shall not be entitled to exercise any option at any time when such Optionee is a Disqualified Shareholder.

                                   SECTION 7
                    ADJUSTMENT OF SHARES; CORPORATE CHANGES

         A. Recapitalization, Etc. In the event there is any change in the Common Stock by reason of a reorganization, recapitalization, stock conversion, stock split, stock dividend or any other increase or decrease in the number of issued shares of Common Stock without receipt of consideration by the Corporation, there shall be (i) substituted for or added to each share of Common Stock thereafter subject, or which may become subject, to any Option, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock shall be so changed or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be, and the per share exercise price thereof also shall be proportionately adjusted,


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but only to the extent such adjustment is appropriate, and (ii) an appropriate and proportionate adjustment in the maximum aggregate number of shares for which Options may be granted pursuant to Section 3 of the Plan. The conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option. Any adjustment in Incentive Stock Options under this Section 7 shall be made only to the extent it does not constitute a "modification" within the meaning of Section 424(h)(3) of the Code,, and any adjustments under this
Section 7 shall be made in a manner which does not adversely affect any exemptions provided pursuant to Rule 16b-3 under the Exchange Act. If the Corporation has consummated an Initial Public Offering, such adjustments or substitutions with respect to Options intended to qualify as "performance-based compensation" under Section 162(m)of the Code shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Corporation to be denied a tax deduction on account of
Section 162(m) of the Code.

         B. Certain Corporate Events. In the event of any Approved Transaction or Change in Control, each outstanding Option under the Plan shall become exercisable in full in respect of the aggregate number of shares covered thereby, notwithstanding any contrary vesting schedule in the Option Agreement, effective upon the Change in Control or immediately prior to consummation of the Approved Transaction. In the case of an Approved Transaction, the Corporation shall provide notice of the pendency of the Approved Transaction to Each Optionee at least fifteen (15) days prior to the expected date of consummation thereof. Each Optionee shall thereupon be entitled to exercise the Option at any time prior to consummation of the Approved Transaction. Any such exercise as to any portion of the Option that will only become vested as a result of and immediately prior to the consummation of the Approved Transaction in accordance with the foregoing acceleration provision, shall be contingent on such consummation. Any exercise as to any other portion of the Option will not be contingent on such consummation unless so elected by the Optionee in a notice delivered to the Corporation simultaneously with the exercise. Upon consummation of the Approved Transaction, all Options shall expire to the extent such exercise has not occurred. Notwithstanding the foregoing, the Committee may, in its discretion, determine that any or all outstanding Options will not vest or become exercisable on an accelerated basis in connection with an Approved Transaction and/or will not terminate if not exercised prior to consummation of the Approved Transaction, if the Committee or the surviving or acquiring corporation, as the case may be, shall take, or make effective provision for the taking of, such action as in the opinion of the Committee is equitable and appropriate in order to substitute new options for such Options, or to assume such Options (which assumption may be effected by any means determined by the Committee, in its discretion, including, but not limited to, by a cash payment to each Optionee, in cancellation of the Options held by him or her, of such amount as the Committee determines, in its sole discretion, represents the then value of the Options) and in order to make such new or assumed Options, as nearly as practicable, equivalent to the old Options (before giving effect to any acceleration of the vesting or Exercisability thereof), taking into account, to the extent applicable, the kind and amount of securities, cash or other assets into or for which the Common Stock may be changed, converted or exchanged in connection with the Approved Transaction.


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                                    SECTION 8
                              REPURCHASE OF SHARES

         A. Right of Repurchase. (a) The Corporation shall have the right, but shall not be required, to repurchase from the Optionee all or part of(i) the shares of Common Stock that the Optionee acquires upon the exercise of an Option and (ii) any other shares of Common Stock or other securities issued or acquired with respect to the shares specified in the preceding clause (i) or this clause
(ii) in connection with any stock dividend, stock split, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event. Such right shall be exercisable at any time and from time to time during the period of six (6) months commencinF on the date of termination of the Optionee's employment or Consultant status (the "Repurchase Period").

         (b) The Corporation shall repurchase from any Optionee who becomes a Disqualified Shareholder, all of (i) the Shares of Common Stock that such Optionee acquires or acquired upon exercise of an Option and (ii) any other shares of Common Stock or other securities. issued or acquired with respect to the shares specified in the preceding clause (i) or this clause (ii) in connection with any stock dividend, stock split, reclassification, recapitalization, reorganization, split-up, spin-off, combination exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event. Such repurchase shall occur and be effective immediately before the event that results in the Optionee becoming a Disqualified Shareholder and shall not require any notice, election or other action by the Corporation in order to be effective.

         B. Exercise of Repurchase Right. The Corporation's right of repurchase shall be exercised by delivery of written notice to the Optionee specifying the number of shares or other securities to be repurchased and the effective date of the repurchase, which date shall not be earlier than the date of the notice, nor later than the date of termination of the Corporation's right of repurchase. If an Optionee transfers shares or other securities that are subject to the Corporation's fight of repurchase, the shares or other securities shall remain subject to the Corporation's fight of repurchase during the Repurchase Period.

         C. Repurchase Price. With respect to each share or other security to be repurchased by the Corporation, the repurchase price shall be the Fair Market Value of the share or' security as of the effective date of the repurchase. The Corporation may elect to pay the amount: owed to the Optionee (or to the person or entity holding the share or other security to be repurchased) either (i) in cash, in which case the amount shall be paid, without interest, within thirty
(30) days following the effective date of the repurchase or (ii) in three equal installments, with the first installment payable on the first anniversary of the effective date of the repurchase, and the remaining installments payable on the corresponding date in each of the next two years, with each installment to inelude interest on the unpaid principal computed at the prime rate published in the Wall Street Journal for the first business day of the month in which the effective date of the


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repurchase occurs, for the period from the effective date of the repurchase or the date of the most recent installment, as the case may be, to the due date of the installment being paid.

         D. Termination of the Right of Repurchase. Any right of repurchase of the Corporation shall terminate upon the occurrence of a Change in Control or an Approved Transaction (other than an Approved Transaction in connection with respect to which the Committee determines, in accordance with the last sentence of Section 7(B), that Options otherwise subject to such right of repurchase will not vest or become exercisable on an accelerated basis and/or will not terminate if not exercised prior to consummation of the Approved Transaction). Any right of repurchase of the Corporation shall also terminate on the consummation of an Initial Public Offering or upon the effective date of the registration by the Corporation of any class of any equity security pursuant to Section 12 of the Exchange Act.

                                   SECTION 9
                            MISCELLANEOUS PROVISIONS

         A. Assignment or Transfer. No grant or award of any Option under the Plan or any rights or interests therein shall be assignable or transferable by an Optionee except by will or the laws of descent and distribution. During the lifetime of an Optionee, Options granted hereunder shall be exercisable only by the Optionee.

         B. Regulations and Other Approvals.

         (a) The obligation of the Corporation to sell or deliver shares of its Common Stock with respect to Options granted under the Plan shall be subject to all applicable laws,. rules and regulations, including all applicable federal, state and foreign securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

         (b) Each Option is subject to the requirement that, if at any time the, Committee determines, in its sole discretion, that the listing, registration or qualification of the Common Stock issuable pursuant to the Plan is required by any securities exchange or under any state, federal or foreign law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or the issuance of the Common Stock, no Options shall be granted or payment made or Common Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.



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         (c) In the event that the disposition of the Common Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Common Stock shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Committee may require any individual receiving shares of Common Stock pursuant to the Plan, as a condition precedent to receipt of such shares, to represent to the Corporation in writing that the shares of Common Stock acquired by such individual are acquired for investment only and not with a view to distribution. The certificate for such shares shall include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

         C. Withholding of Taxes. No later than the date as of which an amount first becomes includible in the gross income of an Optionee for federal income tax purposes with respect to Options granted under the Plan, the Optionee shall pay to the Corporation, or the Optionee (or his designated beneficiary) shall make arrangements satisfactory to the Corporation regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Corporation under this Plan shall be conditioned on such payment or arrangements, and the Corporation shall, to the extent permitted by law, have the, right to deduct any such taxes from any payment of any kind otherwise due to the Optionee. Shares of Common Stock may not, in any event, be withheld to satisfy tax withholding in excess of the minimum statutory withholding rates.

         D. Stockholders Agreement. Unless otherwise provided in the applicable Option Agreement, the Optionee shall be required, as a condition to the issuance of any shares of Common Stock that the Optionee acquires upon the exercise of the Option, to execute and deliver to the Corporation a stockholders agreement in such form as may be in use by the Corporation at the time of such exercise, or a counterpart thereof, together with, unless the Optionee is unmarried, a spousal consent in the form required thereby, unless the Optionee has previously executed and delivered such documents and they are in effect at the time the shares are to be issued.

         E. Other Incentive Plans. The adoption of the Plan does not preclude the adoption by appropriate means of any other incentive plan.

         F. Plurals and Gender. Where appearing in the Plan, masculine gender shall include the feminine and neuter genders, and the singular shall include the plural, and vice versa, unless the context clearly indicates a different meaning.

         G. Headings. The headings and sub-headings in this Plan are inserted for the convenience of reference only and are to be ignored in any construction of the provisions hereof.

         H. Severability. In case any provision of this Plan shall be held illegal or void, such illegality or invalidity shall not affect the remaining provisions of this Plan, but shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.


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         I. Cooperation of Parties. All parties of this Plan and any person claiming any interest hereunder agree to perform any and all acts and execute any and all documents and papers which are necessary or desirable for carrying out this Plan or any of its provisions.

         J. Governing Law. All questions pertaining to the validity, construction and administration of the Plan shall be determined in accordance with the laws of the State of New York without regard to the conflicts of law principles thereof.

         K. Notices. Each notice relating of the Plan shall be in writing and delivered in person, by air courier or by certified mail to the proper address. All notices to the Corporation or the Committee shall be addressed to it at:
M.J. Gross & Company, Inc., 184-13 Horace Harding Expressway, Fresh Meadows, New York 11365, Attn: President. All notices to Optionees, former Optionees, beneficiaries or other persons acting for or on behalf of such persons shall be addressed to such person at the last address for such person maintained on the Committee's records.

         L. Written Agreements. Each Option shall be evidenced, with respect to an Incentive Stock Option by a signed written Incentive Stock Option Agreement, and with respect to a Nonqualified Stock Option by a signed written Nonqualified Stock Option Agreement between the Corporation and the Optionee containing the terms and conditions of the award.

         M. Conflict. In the event of any conflict between the terms of this Plan and any employment agreement between the Corporation and an Optionee, the terms of such employment agreement shall control. In the event of any conflict between the terms of this PlaJa and any Option Agreement, the terms hereof shall control.

                                   SECTION 10

                        AMENDMENT OR TERMINATION OF PLAN

         The Board of Directors may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time, provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Corporation from being denied a tax deduction on account of Section 162(m) of the Code), and provided further, that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Optionee or any holder or beneficiary of any Option theretofore granted shall not to that extent be effective without the consent of the affected Optionee, holder or beneficiary. Except as otherwise provided herein, no amendment, suspension or termination of the Plan shall alter or impair any Options previously granted under the Plan, without the consent of the holder thereof.

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                                   SECTION 11
                           EFFECTIVENESS; TERM OF PLAN

                  The Plan is effective as of the Effective Date; provided, that the effectiveness of the Plan and the validity and exercisability of any and all Options granted pursuant to the Plan is contingent upon approval of the Plan by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Sections 162(m) and 422(b)(i) of the Code.

                  The expiration date of the Plan, on and after which no Options may be granted[ hereunder, shall be the day prior to the tenth anniversary of the Effective Date; provided however that the administration of the Plan shall continue in effect until all matters relating to Options previously granted have been settled.



                                       14
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                     Amendment of the 2001 Stock Option Plan

         RESOLVED, that the Corporation's 2001 Stock Option Plan (the "Plan") is hereby amended as follows:

         (i) The number of common shares reserved for issuance under the Plan is decreased from 336,410 to 250,000; and

         (ii) The Plan is amended to provide that options may be granted also to non-employee directors. To that end, the definition of "Optionee" in Section 2 of the Plan is amended as to read as follows:

         "Optionee" shall mean an Employee, Director or Consultant who is granted an Option under the terms of this Plan."